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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2000


                          GENESIS HEALTH VENTURES, INC.

            - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

             (Exact name of Registrant as specified in its charter)


         Pennsylvania                                    1-11666
- - - - - - - - - - - - - - - - -              - - - - - - - - - - - - - - - -
(State or other jurisdiction of                      (Commission File Number)
         incorporation or
           organization)

                              101 East State Street
                       Kennett Square, Pennsylvania 19348
                      - - - - - - - - - - - - - - - - - -
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 610-444-6350


Item 5.  Other Events.

         On March 21, 2000, Genesis Health Ventures, Inc. announced that it had begun debt restructuring discussions with its senior lenders, that it did not make an interest payment due on its Senior Credit Agreement and that it does not expect to make scheduled interest and principal payments on its Senior Credit Agreement or interest payments on subordinated debt during the discussion period. See press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(a)               Financial Statements

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                  None.

(b)               Pro Forma Financial Information

                  None.

(c)               Exhibits

                  99.1    Press release dated March 21, 2000



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GENESIS HEALTH VENTURES, INC.

                                                By:
                                                /s/ GEORGE V. HAGER, JR.
                                                ------------------------
                                                George V. Hager, Jr.
                                                Executive Vice President and
                                                Chief Financial Officer


Date:    April 4, 2000